Letter of Agreement


BETWEEN:

                           Shannon International Resources Inc.
                           4020-7th Street SE
                           Calgary, Alberta
                           T2G 2Y8

AND:

                           CMB Energy Corp.
                           C/O Mcleod Dixon
                           Standard Life Tower
                           Suite 1800, 121 King Street W
                           Box 46
                           Toronto, Ontario
                           M5H 3T9
                           Attention: Mr. Richard Lachcik

WHEREAS Shannon International Resources Inc. is desirous of entering into an arrangement with CMB Energy Corp., to acquire additional interest in blocks of petroleum, natural gas and coal bed methane leases, located on Prince Edward Island of Canada as described in the attached Schedule A.

WHEREAS the terms of this acquisition will be as follows:

     1. Shannon International Resources Inc. will purchase a 5% working interest in six additional permits (Schedule A) for a purchase price of $262,728 Cdn.

     2. CMB Energy Corp. retains a 10% GORR on this additional 5% working interest for all permits.

Agreed to this 15th day of January, 2002.


/s/ Darrin Campbell                /s/ Blair Coady
-----------------------            ------------------
CMB Energy Corp.                   Shannon Internatinoal Resources Inc.
per: Darrin Campbell               Per: Blair Coady
President                          President



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                                  Schedule "A"

1. Permit 96-04 being:
             All of Grid Area                            Lat.  46o 30'N
                                                         Long. 63o 45

             South Half of Grid Area                     Lat.  46o 40'N
                                                         Long. 63o 45'W

             Acreage - 116,279 acres

2. Permit 96-05, being:
             South Half and North East Quadrant
             of Grid Area                                Lat.  46o 20'N
                                                         Long. 63o 15'W

             Acreage - 58,139 acres

3. Permit 96-06, being:
             All of Grid Area                            Lat.  46o 30'N
                                                         Long. 63o 30'W

             South Half of Grid Area                     Lat.  46o 40'N
                                                         Long. 63o 30'W

             Acreage - 116,279 acres

4. Permit 96-07, being:
             All of Grid Area                            Lat.  46o 20'N
                                                         Long. 63o 30'W

             North East Quadrant of
             Grid Area                                   Lat.  46o 20'N
                                                         Long. 63o 45'W

             Acreage: 96,898 acres

5. Permit 97-08, being:
             All of Grid Area                            Lat.  46o 20'N
                                                         Long. 63o 00'W

             South Half of Grid Area                     Lat.  46o 30'N
                                                         Long. 63o 00'W

              Acreage: 116,279 acres



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6. Permit 96-09, being:
             All of Grid Area                            Lat.  46o 20'N
                                                         Long. 62o 45'W

             South Half of Grid Area                     Lat.  46o 30'N
                                                         Long. 62o 45'W

             Acreage: 116,279

7. Permit 96-10, being:
             North West Quadrant of Grid Area            Lat.  46o 10'N
                                                         Long. 63o 00'W

             Acreage: 21,983 acres